                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            PLAINS RESOURCES INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                             PLAINS RESOURCES INC.
                               1600 SMITH STREET
                             HOUSTON, TEXAS  77002



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 1996



TO THE STOCKHOLDERS OF PLAINS RESOURCES INC.:

      The 1996 Annual Meeting of Stockholders (the "Meeting") of Plains Resources Inc. (the "Company") will be held in the Highland Room of the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas at 10:00 a.m. local time, on Thursday, May 23, 1996. At the Meeting, the following matters will be submitted to the holders of common stock:

      The holders of common stock, $.10 par value, of the Company ("Common Stock") will be asked to:

            (i)     Elect eight members of the Company's Board of Directors; and

            (ii) Consider and act upon a proposal to approve the Plains Resources Inc. 1996 Stock Incentive Plan; and

            (iii) Transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.


      Only holders of Common Stock of record as of the close of business on March 27, 1996, are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

                                     By Order of the Board of Directors,


                                     Michael R. Patterson
                                     Vice President, General Counsel & Secretary


April 19, 1996





YOU ARE RESPECTFULLY REQUESTED TO PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             PLAINS RESOURCES INC.
                               1600 SMITH STREET
                             HOUSTON, TEXAS  77002

                                PROXY STATEMENT

                      1996 ANNUAL MEETING OF STOCKHOLDERS

                              GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Plains Resources Inc. (the "Company") of the enclosed proxy to be used at the 1996 Annual Meeting of Stockholders of the Company (the "Meeting") to be held in the Highland Room of the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas at 10:00 a.m. local time, on Thursday, May 23, 1996, and at any adjournment or postponement of such Meeting. You are respectfully requested to sign, date, and return the enclosed Proxy Card in the enclosed return envelope as soon as possible.

      This Proxy Statement and the enclosed proxy were first sent or given to Company stockholders on or about April 19, 1996. The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1995, including consolidated financial statements, which accompanies this Proxy Statement, is not a part of the proxy soliciting material.

      The close of business on March 27, 1996 (the "Record Date"), was fixed as the record date for determination of stockholders of the Company entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. As of said Record Date the outstanding stock of the Company entitled to vote at the Meeting consisted of 16,183,320 shares of common stock, par value $.10 per share ("Common Stock").

      Holders of Common Stock on the Record Date are entitled to cast one vote per share, either in person or by proxy, on all questions properly before the
stockholders at the Meeting.   All properly executed proxies returned by
holders of Common Stock that are not revoked will be voted (or withheld from voting) according to the directions, if any, specified thereon. However, if proxies of holders of Common Stock are returned properly signed but without voting instructions, such proxies will be voted for the election of the nominees listed under "Election of Directors - Nominees for Election by Holders of Common Stock" and for approval of the Plains Resources Inc. 1996 Stock Incentive Plan. Except as set forth herein, the Board is not aware of any other matters that are to be brought before the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

      A proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is voted by delivering to the Company a duly executed instrument of revocation or a proxy bearing a later date or by voting the shares relating thereto in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy. Other than the election of directors, which requires a plurality of the votes cast, each matter submitted to the stockholders requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on such matter at the Meeting; and in accordance with Delaware law, abstentions will, and broker non-votes will not, be counted as being present for this purpose.

      This solicitation is being made by mail. After the initial solicitation, further solicitations of proxies may be made by telephone or oral communications by officers or employees of the Company who will receive no extra compensation therefor. The Company will bear the entire cost of this solicitation, which will include reimbursement to brokerage houses, banks, and other fiduciaries for their reasonable expenses in forwarding soliciting materials to their principals.

                             ELECTION OF DIRECTORS

      In accordance with the Company's Bylaws, the Board has determined that, following the Meeting the number of directors constituting the Board will be eight directors. All eight directors are to be elected at the Meeting, and will serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.


      The nominees for election as directors are identified below. Although all nominees currently intend to serve on the Board, if any nominee is unable or unwilling to serve, the Board may (a) nominate another person in substitution for such nominee, and the proxies will be voted for the election of such substitute nominee for director or (b) reduce the size of the Board accordingly.


                NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK

- --------------------------------------------------------------------------------

GREG L. ARMSTRONG, age 37            Officer Since 1981 and Director Since 1992

Mr. Armstrong has been President and Chief Executive Officer of the Company since December 1992. He was President and Chief Operating Officer from October to December 1992, and Executive Vice President and Chief Financial Officer from June to October 1992. He was Senior Vice President and Chief Financial Officer from 1991 to June 1992, Vice President and Chief Financial Officer from 1984 to 1991, Corporate Secretary from 1981 to 1988 and Treasurer from 1984 to 1987.

- --------------------------------------------------------------------------------

ROBERT A. BEZUCH, age 52                                     Director Since 1990

Mr. Bezuch has been President of Sarisky Associates, Inc. (a venture capital firm specializing in oil and gas investments) since 1993. He was President of The Revenue Companies (a venture capital and consulting firm specializing in oil and gas investments) from 1985 to 1993.

- --------------------------------------------------------------------------------

TOM H. DELIMITROS, age 55                                    Director Since 1988

Mr. Delimitros has been General Partner of AMT Venture Partners, Ltd. (a venture capital firm) since 1989. He was a General Partner of Sunwestern Investment Funds I and II and Senior Vice President of Sunwestern Management, Inc. (an investment management firm) from 1983 to 1988. He is also a director of Tetra Technologies, Inc. (a specialty chemical and chemical process company).

- --------------------------------------------------------------------------------

WILLIAM M. HITCHCOCK, age 56                                 Director Since 1977

Mr. Hitchcock has been President of Plains Resources International Inc. (a wholly owned subsidiary of the Company) since January 1992. He was Chairman of the Board of the Company from August 1981 to October 1992, except for the period from April 1987 to October 1987 when he served as Vice Chairman. He was a consultant to the Company from 1982 to 1992. He is a director of International Colin Energy Inc. (a Canadian oil and gas company).

- --------------------------------------------------------------------------------

DAN M. KRAUSSE, age 70                                       Director Since 1987

Mr. Krausse has been Chairman of the Board of the Company since December 1992. He has also been President of The Krausse Company (a private investment firm) since 1981, and was Chairman of the Board and Chief Executive Officer of Sunwestern Investment Group (a venture capital firm) from 1983 to 1987. He also is a director of Springs Industries, Inc. (a textile manufacturing company), Chairman of the Board of Axis Gas Corporation (a private gas gathering and processing firm) and Chairman of the Board of Longhorn Partners Pipeline, L. P. (a private petroleum products system).

- --------------------------------------------------------------------------------

JOHN H. LOLLAR, age 57                                       Director since 1995

Mr. Lollar, a private investor, was Chairman of the Board, President and Chief Executive Officer of Cabot Oil & Gas Corporation from 1992 to 1995. He was President and Chief Operating Officer of Transco Exploration Company from 1982 to 1992. He is also a director of Inspectorate PLC (a private independent inspection services company).

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

ROBERT V. SINNOTT, age 46                                    Director since 1994

Mr. Sinnott has been Senior Vice President of Kayne Anderson Investment Management, Inc. (an investment firm) since 1992. He was Vice President and Senior Securities Officer of the Investment Banking Division of Citibank from 1986 to 1992. He is also a director of Glacier Water Services, Inc. (a vended water company), KA Industries (a privately held bakery), and National Energy Group, Inc. (an oil and gas company).

- --------------------------------------------------------------------------------

J. TAFT SYMONDS, age 56                                      Director Since 1987

Mr. Symonds has been Chairman of the Board of Symonds Trust Co. Ltd. (an investment firm), and Chairman of the Board of Maurice Pincoffs Company, Inc. (an international marketing firm) since 1978. He is also Chairman of the Board of Tetra Technologies, Inc. (a specialty chemical and chemical process company).

- --------------------------------------------------------------------------------

BOARD ORGANIZATION AND MEETINGS

         During 1995, the Board held five Board meetings and the committees of the Board held a total of six meetings. No director attended fewer than 75% of the total number of meetings of the Board and the committees of which he was a member. The committees of the Board consist of the Audit, Compensation, Finance, and Nominating Committees. The Audit Committee, consisting of Messrs. Bezuch, and Symonds, held two meetings in 1995. The Audit Committee's function is to consult with the Company's independent auditors jointly with, and independently of, the management of the Company with respect to the scope and results of their audit of the Company's financial statements and to review the Company's financial reporting and accounting principles, policies and practices and its internal audit objectives, accounting and control policies and procedures. The Compensation Committee, consisting of Messrs. Bezuch and Delimitros, held two meetings in 1995. The function of the Compensation Committee is to recommend salaries, bonuses, deferred compensation, retirement plans and any other remuneration for the officers of the Company to the Board for its approval, and to administer the Company's stock option plans. The Finance Committee, consisting of Messrs. Armstrong, Sinnott, and Symonds held one meeting during 1995. The Finance Committee's function is to advise and assist the Company's management on financial matters and recommend to the Board all major financings undertaken, both debt and equity. The Nominating Committee, consisting of Messrs. Armstrong, Hitchcock, Krausse, and Symonds, held one meeting in 1995. The Nominating Committee's function is to recommend candidates to fill vacancies on the Board, to review the structure and composition of the Board and to consider the requisite qualifications for Board service. The Nominating Committee will also consider nominees recommended by stockholders. Stockholders desiring to make such recommendations for the 1997 Annual Meeting of Stockholders should submit, by December 23, 1996, the candidate's name, together with biographical information to: Chairman, Nominating Committee of the Board of Directors of Plains Resources Inc., 1600 Smith Street, Suite 1500, Houston, Texas 77002.

COMPENSATION OF DIRECTORS

         Each director who is not otherwise compensated by the Company ("Non-employee Director") receives an attendance fee of $2,000 for each Board meeting attended (excluding telephonic meetings) plus reimbursement for related expenses, and an attendance fee of $500 for each committee meeting or
telephonic Board meeting attended.   If the 1996 Stock Incentive Plan is
approved by the Stockholders at the Meeting, each Non-employee Director will receive an annual stock option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market price (as defined in the plan) on the grant date. Such an option would be exercisable not earlier than 6 months after the grant date and not later than 5 years after the grant date. Mr. Armstrong, as an employee, is otherwise compensated for his services to the Company and therefore receives no separate compensation for his services on the Board. In lieu of the compensation set forth above for Non-employee Directors, Mr. Krausse, as Chairman of the Board, receives an annual retainer of $60,000, payable in equal monthly installments. In addition, on January 25, 1996, Mr. Krausse was granted a stock option under the Company's 1992 Stock Incentive Plan for the purchase of 40,000 shares of Common Stock at an exercise price of $7.56 per share, the fair market value of the Common Stock on the grant date. Such option is currently exercisable for 25% of the shares covered thereby with the remainder vesting in equal installments of 25% on each of the first three anniversaries of the grant date.

         STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table provides information on ownership of the Companys' Common Stock by the directors, nominees, the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") and all directors, nominees and executive officers of the Company as a group. The following table also sets forth, as of the Record Date, all persons who are known by the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock.

                                                                       Shares of Stock
                                                                      Beneficially Owned
                           Name                                      As of Record Date (1)             Percent of Class
                     -----------------                               ---------------------             ----------------
                     Greg L. Armstrong                                    200,480  (1)                        1.2%
                     Robert A. Bezuch.                                     12,000                              (2)
                     Tom H. Delimitros                                     10,492                              (2)
                     William M. Hitchcock                                 418,734  (1)                        2.6%
                     Dan M. Krausse                                        59,420  (1)                         (2)
                     John H. Lollar                                         2,000                              (2)
                     Robert V. Sinnott                                      7,804  (3)                         (2)
                     J. Taft Symonds                                       30,320                              (2)
                     William C. Egg, Jr.                                  157,250  (1)                        1.0%
                     Phillip D. Kramer                                     91,000  (1)                         (2)
                     G. M. McCarroll                                      109,360  (1)                         (2)
                     Harry N. Pefanis                                      82,270  (1)                         (2)

                     Directors and all executive officers
                     as a group (16 persons)                            1,392,427                             8.2%

                     Kayne Anderson Investment Management Inc.
                     1800 Avenue of the Stars, Suite 1425               2,751,173  (4)                       17.0%
                     Los Angeles, CA 90067

                     Metropolitan Life Insurance Company
                     One Madison Avenue                                 2,427,926  (5)                       15.0%
                     New York, NY 10010-3690


(1) Beneficial ownership includes both outstanding shares of Common Stock and shares of Common Stock such person has the right to acquire within 60 days after the Record Date, by exercise of outstanding stock options. Shares subject to exercisable stock options include 178,000 shares for Mr. Armstrong; 140,500 shares for Mr. Egg; 65,000 shares for Mr. Hitchcock; 87,000 shares for Mr. Kramer; 50,000 shares for Mr. Krausse; 109,000 shares for Mr. McCarroll and 82,000 shares for Mr. Pefanis. Beneficial ownership does not include options under the 1996 Stock Incentive Plan, that were granted subject to stockholder approval of such plan. See "Proposal for Approval of 1996 Stock Incentive Plan".

(2) This individual beneficially owns less than 1% of the outstanding Common Stock.

(3) Mr. Sinnott is Senior Vice President of Kayne Anderson Investment Management Inc. ("Kayne Anderson"). Beneficial ownership of Mr. Sinnott does not include the holdings of Kayne Anderson as Mr. Sinnott disclaims beneficial ownership of the shares beneficially owned by Kayne Anderson.

(4) Information regarding beneficial ownership was derived from Kayne Anderson's Form 4 dated December 7, 1995.

(5) Information regarding beneficial ownership was derived from Schedule 13G Amendment No. 4 dated February 8, 1996, filed by Metropolitan Life Insurance Company ("Metropolitan"). In addition, State Street Research & Management Company, One Financial Center, 38th Floor, Boston, Massachusetts 02111-2690 ("State Street Research"), a wholly-owned subsidiary of Metropolitan, filed a Schedule 13G dated February 13, 1996, for 2,060,113 of the same shares reported on Metropolitan's
       Schedule 13G. State Street Research advised the Company that all securities reported in its Schedule 13G are owned by certain of its clients and State Street Research expressly disclaims beneficial ownership of the shares reported therein.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE

                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

       The Compensation Committee, currently composed of two independent, Non-employee Directors, makes determinations and recommendations to the Board concerning the compensation of the Company's executive officers, except for grants under the Company's stock option plans, which plans are independently administered by the Committee. In order to make such determinations and recommendations, at the end of each year the Committee evaluates (i) the Company's performance relative to its annual objectives, (ii) the Company's performance relative to changes in the industry (i.e., performance relative to the opportunities available), and (iii) each executive officer's contribution to the Company's achievements during the year.

       The basic objectives of the executive compensation program are to:

         o Enable the Company to attract, retain, motivate and reward high caliber executive officers who are among the most skilled, talented and persistent individuals available in a very competitive marketplace;

         o Inspire executive officers to work together as a team to innovatively and aggressively pursue Company goals;

         o Foster a general corporate atmosphere that promotes an entrepreneurial style of leadership in order to enable the Company to act quickly and flexibly to implement its plans and pursue opportunities as they arise;

         o Emphasize "pay for performance" by having a significant portion of the executive officers' total compensation "at risk" in the form of incentive compensation; and

         o Align the long term interests of the executive officers with those of the Company's stockholders through the use of stock options as a portion of compensation and thereby encourage the achievement of performance objectives that enhance stockholder value on a continuing basis.

The Committee monitors general industry conditions, changes in regulations and tax laws and other developments which may, from time to time, require modifications of the executive compensation program in order to ensure the program is properly structured to achieve its objectives. The Company's executive compensation program currently is comprised of three major components; base salary, annual incentive compensation and longer term incentives through stock options.

BASE SALARIES

         Base salaries for each of the Company's executive officers are determined on an individual basis, taking into consideration the performance of the individual and his or her contributions to the Company's performance, the length of service of the individual with the Company, compensation by industry competitors for comparable positions, internal equities among positions and general economic conditions. Although no specific weight is assigned to these factors, the Committee generally targets the third quartile of salary levels paid within the industry as a primary consideration in setting base salaries. In order to determine salary levels paid within the industry, the Committee reviews various industry surveys, proxy information of its competitors and also, from time to time, consults with independent compensation consulting firms. The Committee reviews the compensation practices of the companies which are most comparable to the Company in terms of asset value and which are included in the Media General Index - Oil and Natural Gas Exploration used in the Performance Graph on Page 10. The Committee believes that maintaining a competitive base salary structure is vital to attract and retain talented executives and that optimal performance is encouraged through the use of incentive programs, such as annual incentive compensation and stock option plans, furthering the goal of having "at risk" compensation as an important component of the executive compensation program.

ANNUAL INCENTIVE COMPENSATION

         In addition to their base salaries, the Company's executive officers may earn an annual incentive payment, depending on Company performance relative to certain objectives set forth in an annual business plan. Such annual objectives are a combination of operating, financial and strategic goals (such as oil and gas production levels, oil and gas reserve additions, achievement of income and/or cash flow targets and successful completion of major projects) that are considered to be critical to the Company's success. These objectives are not specifically weighted in the determination of whether to award annual incentive payments to executive officers since the relative importance of such objectives may change from year to year and the relative responsibilities of each executive officer in the achievement of each of the objectives may differ. After a year-end review of the Company's performance relative to the annual business plan, the Committee determines the amount of the annual incentive payment, if any, which will be awarded to an executive officer based on its subjective evaluation of factors which include the extent to which the objectives of the annual business plan were achieved, his or her contribution to the achievement of those objectives and general economic and industry conditions.

STOCK OPTIONS

         The Company for many years has used stock options as its long-term incentive program for executive officers. Stock options are used in order to relate the benefits received by the executive officers to the amount of appreciation realized by the stockholders over comparable periods. The decision to award a stock option to an executive officer, as well as the size of the award, is not specifically formula-driven nor based on any specific corporate performance factors. The size of any grants are based on subjective factors such as individual performance, level of responsibility and an officer's potential to contribute to the long-term success of the Company. Stock options are granted at exercise prices not less than the market value of the stock on the date of the grant and are not transferable. Therefore, such options have no realizable value unless the Company's stock appreciates in value. Stock options provide the executive officers the opportunity to acquire and build a meaningful ownership interest in the Company and, therefore, closely align the executive officers' interests with those of our stockholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         The compensation of Mr. Armstrong, the Company's President and Chief Executive Officer, for 1995 was determined in accordance with the executive compensation practices for all executive officers as discussed above. In its annual review of the Company's performance in 1995 relative to the business plan, the Committee determined that substantially all of the material objectives of what the Board considered an aggressive business plan were met. Significant achievements included a 45% increase in proved oil and gas reserve volumes, a 9% increase in base level oil and gas production, an 813% reserve replacement ratio, a 17% increase in cash flow, a 13% increase in earnings before interest, taxes, depreciation and amortization, and a 350% increase in net income as compared to correlative results for 1994. In recognition of Mr. Armstrong's exemplary leadership in the Company's significant progress in 1995, Mr. Armstrong was awarded an annual incentive payment of $140,000 (62% of his annual base salary). In February 1995, Mr. Armstrong was granted an option to purchase 50,000 shares of Common Stock under the Company's 1992 Stock Incentive Plan at an exercise price of $6.25 (the market price on the date of the grant). This option becomes exercisable in equal installments on the first two anniversary dates of the grant.

                             Compensation Committee

                          Tom H. Delimitros, Chairman
                                Robert A. Bezuch

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table shows certain compensation information for the Company's Chief Executive Officer and the other Named Executive Officers for services rendered in all capacities during the fiscal years ended December 31, 1995, 1994 and 1993.


- ---------------------------------------------------------------------------------------------------------------
                                                                      Long Term
                                                                     Compensation
                                                                     ------------
                                           Annual Compensation          Awards
                                         ------------------------    ------------
                                                                      Securities              All Other
  Name and Principal                                                  Underlying            Compensation (1)
  Position                     Year      Salary ($)     Bonus ($)     Options (#)                ($)
- ---------------------------------------------------------------------------------------------------------------
 Greg L. Armstrong             1995        225,000       140,000          50,000                8,812
   President and Chief         1994        225,000       117,000            0                   7,403
   Executive Officer           1993        225,000        78,750          53,000                7,504
- ---------------------------------------------------------------------------------------------------------------
 William C. Egg, Jr.           1995        185,000       100,000          35,000                8,779
   Senior Vice President-      1994        185,000        55,000            0                   7,381
   Exploration and
   Production                  1993        185,000        37,000          23,000                7,476
- ---------------------------------------------------------------------------------------------------------------
 Phillip D. Kramer             1995        150,000        55,000          20,000                7,508
   Vice President, Chief       1994        150,000        25,000            0                   6,518
   Financial Officer and
   Treasurer                   1993        150,000        30,000          17,000                5,902
- ---------------------------------------------------------------------------------------------------------------
 Harry N. Pefanis              1995        150,000       115,000          30,000                7,477
   Senior  Vice President      1994        150,000        45,000            0                   6,502
                               1993        140,000        30,000          17,000                5,877
- ---------------------------------------------------------------------------------------------------------------
 G. M. McCarroll               1995        150,000        45,000          20,000                7,595
   Vice President -            1994        150,000        25,000            0                   5,887
   Exploration and Land        1993        150,000        30,000          19,000                5,650
- ---------------------------------------------------------------------------------------------------------------



(1) Includes contributions of $4,500 to each Named Executive Officer's account to match 50% of the officer's contributions under the Company's Employee 401(K) Plan . Also includes amounts received by the officer under the Company's 1984 Employee Overriding Royalty Plan which for 1995 were as follows: Mr. Armstrong, $4,312; Mr. Egg, $4,279; Mr. Kramer, $3,008; Mr. Pefanis, $2,977; and Mr. McCarroll, $3,095. In December 1993, the 1984 Employee Overriding Royalty Plan was terminated with respect to the Company's future drilling activities.

                             OPTION GRANTS IN 1995

        The following table provides information regarding stock options to the Named Executive Officers which were granted during 1995. These grants were made pursuant to the Company's 1992 Stock Incentive Plan (the "1992 Plan"), which was approved by the Company's stockholders in June 1992. The amounts shown as potential realizable values are based on assumed annualized rates of stock price appreciation of 5% and 10% over the term of the options as required by the regulations of the Securities and Exchange Commission ("SEC"). No gain to the optionees is possible without an increase in stock price which will benefit all stockholders proportionately. For comparative purposes, also shown are the total gains that could be realized over a ten-year period by the Company's stockholders based on the same assumptions. There can be no assurance that the potential realizable values shown in this table will be achieved.

- -------------------------------------------------------------------------------------------------------------------
                                                                                    Potential Realizable Value at
                                                                                    Assumed Annual Rates of Stock
                                        Individual Grant (1)                        Appreciation for Option Term
- -------------------------------------------------------------------------------------------------------------------
                                      Percent of
                       Number of        Total
                      Securities       Options
                      Underlying      Granted to     Exercise
                        Options       Employees in    Price      Expiration
       Name           Granted (2)     Fiscal Year    ($/Share)      Date        5% ($) (3)        10% ($) (4)
- -------------------------------------------------------------------------------------------------------------------
 Greg L.  Armstrong     50,000          13.7%         $6.25        2/15/05         196,500          498,000
- -------------------------------------------------------------------------------------------------------------------
 William C. Egg, Jr.    35,000           9.6%         $6.25        2/15/05         137,550          348,600
- -------------------------------------------------------------------------------------------------------------------
 Phillip D. Kramer      20,000           5.5%         $6.25        2/15/05          78,600          199,200
- -------------------------------------------------------------------------------------------------------------------
 G. M. McCarroll        20,000           5.5%         $6.25        2/15/05          78,600          199,200
- -------------------------------------------------------------------------------------------------------------------
 Harry N. Pefanis       30,000           8.2%         $6.25        2/15/05         117,900          298,800
- -------------------------------------------------------------------------------------------------------------------
 All Stockholders         N/A            N/A           N/A           N/A        63,600,448      161,185,867
                                                                                (at $10.18       (at $16.21
                                                                                per share)       per share)
- -------------------------------------------------------------------------------------------------------------------




(1) To the extent not already exercisable, these options generally become exercisable upon a change of control of the Company resulting from (i) a change in the composition of the Board of Directors pursuant to which persons who were directors in April, 1992, (or were approved by a majority of those directors still remaining) cease to constitute at least two-thirds of the Board, (ii) dissolution or liquidation of the Company,
     (iii) a merger or consolidation in which the Company does not survive, or
     (iv) the transfer of 20% or more of the voting power of the Company's stock (except as a result of a merger or consolidation in which the Company is the surviving corporation). In addition, in the event of such a change in control, the holders of the option may elect to surrender for a cash payment equal to the difference between the exercise price and the market price of the Company's common stock on the date of such event. These options are not transferable except by will or the laws of descent and distribution.

(2) These options were granted on February 15, 1995, and became exercisable on February 15, 1996, for 50% of the shares covered thereby. The right to purchase the remaining 50% of such shares vests on February 15, 1997.

(3)  Assuming stock price appreciates to $10.18 per share.

(4)  Assuming stock price appreciates to $16.21 per share.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                      AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information for each of the Named Executive Officers concerning the exercise of options during 1995 and the aggregate dollar value of in-the-money, unexercised options held at December 31, 1995. (SEC Regulations define options as "in-the-money" if the fair market value of the underlying security on such date exceeds the exercise price of the option.)

- ---------------------------------------------------------------------------------------------------------------
                                                     Number of Securities Underlying   Value of  Unexercised
                         Number of                        Unexercised Options           In-the-Money Options
                          Shares           Value            At Year End (2)                 At Year End
                          Acquired        Realized    ------------------------------ --------------------------
         Name            on Exercise       ($) (1)    Exercisable  Unexercisable     Exercisable  Unexercisable
- ---------------------------------------------------------------------------------------------------------------
 Greg L. Armstrong           0               0         153,000         50,000         357,125       118,750
- ---------------------------------------------------------------------------------------------------------------
 William C. Egg, Jr.         0               0         123,000         35,000         300,875        83,125
- ---------------------------------------------------------------------------------------------------------------
 Phillip D. Kramer        10,000          35,205        77,000         20,000         184,125        47,500
- ---------------------------------------------------------------------------------------------------------------
 G. M. McCarroll          10,000          34,580        99,000         20,000         241,375        47,500
- ---------------------------------------------------------------------------------------------------------------
 Harry N. Pefanis          5,000          19,375        67,000         30,000         156,625        71,250
- ---------------------------------------------------------------------------------------------------------------

(1) Market value of Common Stock at the time of exercise, minus the exercise price, multiplied by the number of shares underlying the options exercised.

(2) To the extent not already exercisable, these options generally become exercisable upon a change of control of the Company resulting from (i) a change in the composition of the Board of Directors pursuant to which persons who were directors in April, 1992, (or were approved by a majority of those directors still remaining) cease to constitute at least two-thirds of the Board, (ii) dissolution or liquidation of the Company,
     (iii) a merger or consolidation in which the Company does not survive, or
     (iv) the transfer of 20% or more of the voting power of the Company's stock (except as a result of a merger or consolidation in which the Company is the surviving corporation). In addition, in the event of such a change in control, the holders of the option may elect to surrender for a cash payment equal to the difference between the exercise price and the market price of the Company's common stock on the date of such event. These options are not transferable except by will or the laws of descent and distribution.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Company has an employment agreement with Mr. Armstrong for an initial term of five years, expiring March 1, 1998, which provides for an initial base salary of $225,000 per year, subject to annual review. If Mr. Armstrong's employment is terminated (i) without cause, he will be entitled to receive an amount equal to two times his base salary or (ii) as a result of a change in control of the Company, he will be entitled to receive an amount equal to three times his base salary, and in either event, will be entitled to receive medical benefits for two years following the date of such termination. Under such agreement, change in control of the Company is defined as a change occurring (i) through the acquisition of 25% or more of the voting power of the Company, or (ii) at such time as the Directors in office on the date of the agreement cease to constitute a majority of the Board. The Board has also authorized an employment agreement with Mr. Egg for an initial term of five years providing for an initial base salary of $185,000, subject to annual review. As authorized, Mr. Egg's employment agreement will have termination and change in control provisions substantially similar to those in Mr. Armstrong's agreement described above.

         As described in footnote (2) to the table above entitled "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values", in the event of certain corporate transactions, changes in control and changes in the composition of the Board of Directors under certain circumstances, the exercisability of certain options granted to the Named Executive Officers is accelerated and the option holder is afforded the right to surrender the option for a lump sum cash payment.

 OFFICERS' RETIREMENT PLAN

         In 1990, the Board authorized the implementation of a retirement plan for certain officers at the level of Vice President and above. The basic terms of such authorization provide that an officer with at least fifteen years of service to the Company will be entitled to receive retirement income for a fifteen-year period, commencing at age 60, in an amount equal to 50% of his average salary for a five-year period preceding his retirement. It is anticipated that this retirement plan will be implemented within the next twelve months.

                        STOCKHOLDER RETURN COMPARISON

         The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Media General Industry Group Index No. 353, "Oil, Natural Gas Exploration" ("MG Group Index") and AMEX Market Value Index for five years ended December 31, 1995.
The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 at December 31, 1990, and that any dividends were reinvested. Numerical values used for the year-end plot points in the graph are set forth in the table under the graph.


                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG PLAINS RESOURCES INC.,
                      MG GROUP INDEX AND AMEX MARKET INDEX



                                   [GRAPH]

                                          1990        1991        1992     1993       1994      1995
                                          ----        ----        ----     ----       ----      ----
Plains Resources Inc.                     100        228.57      151.02   106.12      87.76    146.94

MG Group Index                            100         95.53       83.75   100.13     101.21    118.39

AMEX Market Index                         100        123.17      124.86   148.34     131.04    168.90

              PROPOSAL FOR APPROVAL OF 1996 STOCK INCENTIVE PLAN

GENERAL

         The Company has in the past used stock options to officers and employees and stock awards to its Non-employee Directors to attract and retain officers, employees and directors in the belief that stock ownership and stock-related compensation plans encourage a community of interest among the Company's Board, officers, employees and stockholders. No further shares of Common Stock are currently available for grants of future options and stock awards under the Company's 1992 Stock Incentive Plan. The Company's management believes that additional shares of Common Stock should be available for the granting of additional options and for the awarding of shares of restricted stock. Accordingly, on February 8, 1996, the Board adopted, subject to stockholder approval, the Plains Resources Inc. 1996 Stock Incentive Plan (the "1996 Plan"). The purpose of the 1996 Plan is to strengthen the Company by providing a performance incentive and to encourage stock ownership by its employees and directors, thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise and to remain in the employ or service of the Company.

         The 1996 Plan requires approval by the affirmative vote of the holders of a majority of the Common Stock present, or represented, and entitled to vote at the Meeting. The complete text of the 1996 Plan is set forth in Appendix A hereto and the following description of the 1996 Plan is qualified in its entirety by reference to the plan text. The grant of an option and the award of shares of restricted stock under the 1996 Plan are collectively referred to in this summary as an "Award".

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL TO APPROVE THE 1996 PLAN.

TERM AND SHARES SUBJECT TO THE 1996 PLAN

         Upon stockholder approval, the 1996 Plan will be in effect until May 23, 2001, and no options or awards of Common Stock may be granted under the 1996 Plan after that date. A maximum of 1,500,000 shares of Common Stock may be issued under the 1996 Plan, subject to adjustment in the event of a Change in Capitalization (as defined in the 1996 Plan). Such shares may be treasury shares or authorized but unissued shares. If any outstanding Award expires or terminates, the shares of Common Stock allocable to the unexercised portion of such Award may again be available for purposes of Awards under the 1996 Plan.

REGISTRATION OF SHARES

         It is the Company's intention to register the shares covered by the 1996 Plan with the Securities and Exchange Commission as soon as practicable after approval by the stockholders.

ADMINISTRATION

         The 1996 Plan (except for formula Awards to Non-employee Directors) will be administered by a committee (the "Committee") composed of two or more directors appointed by the Board, each of whom is disinterested within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee will have full authority to administer and interpret the provisions of the 1996 Plan; to determine when and to whom Awards will be granted; to determine whether Options awarded under the Plan will be incentive stock options ("ISOs") that meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Options that are not qualified as ISOs ("NQSOs"); and to prescribe the terms and conditions of the Awards, subject to the provisions of the 1996 Plan.

TERMINATION OR AMENDMENT

         The Board is authorized to terminate or amend the 1996 Plan at any time (except with respect to the provisions on the Awards to Non-employee Directors, which may not be amended more often that once every six months); provided, however, that without the consent of the Award recipient, no amendment shall be made that would impair any Award previously granted under the 1996 Plan or would deprive any Award recipient of any shares that he or she may have acquired through or as a result of the 1996 Plan; and provided further, that, to the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at a meeting held within twelve months after the date of the adoption of such amendment.

OPTIONS

         The 1996 Plan provides for the granting of stock options ("Options") to officers, the Chairman of the Board and other employees of the Company or a subsidiary who are designated by the Committee ("Optionees"). As of March 31, 1996, the Company had 212 officers and employees who would be eligible to be designated by the Committee as Optionees under the 1996 Plan. Options may either be ISOs or NQSOs. In addition, the 1996 Plan provides an annual Stock Option grant ("Non-employee Director Option") to each Non-employee Director. See "Awards to Non-employee Directors".

Terms and Conditions of Options

         The exercise price for Options will be set by the Committee and shall, in no event, be less than the Fair Market Value (as defined in the 1996 Plan) of the Common Stock on the date the Option is granted. In general, Options will be exercisable at such time or times and in such installments as determined by the Committee. Options will terminate no later than ten years after the date granted.

         Options granted under the 1996 Plan will not be transferable (except by the laws of descent and distribution). If the Optionee's status as an employee of the Company or its subsidiary, as applicable, terminates for any reason other than Cause (as defined in the 1996 Plan), then his or her Option will be exercisable following the Optionee's termination of employment as determined by the Committee and as set forth in the written agreement evidencing the grant of the Option but only to the extent that the Option or portion thereof was exercisable on the date of termination. If an Optionee's employment terminates for Cause, the Option will terminate immediately. Upon the exercise of an Option granted under the 1996 Plan, the purchase price must be paid in full by any one or a combination of the following methods: (i) cash or (ii) upon terms and conditions as determined by the Committee, the transfer to the Company of shares of Common Stock owned by the Optionee for a period of at least six months prior to the exercise of the Option.

         In the event that a Change in Control occurs, all Options will become immediately and fully exercisable and an Optionee may, during the 90-day period following the Change in Control, surrender for cancellation any Option (or portion thereof) for a cash payment (the "Cash Payment") in respect of each share of Common Stock covered by the Option or portion thereof surrendered, equal to the excess, if any, of (x) (A) in the case of a NQSO, the greater of
(1) the Fair Market Value of a share of Common Stock on the date of surrender or (2) the Adjusted Fair Market Value (as defined in the 1996 Plan) of a share of Common Stock or (B) in the case of an ISO, the Fair Market Value of a share of Common Stock on the date of surrender, over (y) the per share exercise price for such shares under the Option or portion thereof surrendered; provided, however, that in the case of an Option granted within six months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the 90-day period commencing upon the expiration of six months from the date of grant of any such Option.

AWARDS TO NON-EMPLOYEE DIRECTORS

         The 1996 Plan provides that each Non-employee Director at the time of his election or re-election to the Board shall receive an Option to purchase 10,000 shares of Common Stock. Non-employee Director Options shall provide for an exercise price equal to the Fair Market Value (as defined in the 1996 Plan) of the Common Stock on the grant date and shall be exercisable no earlier than 6 months after the grant date and no later than 5 years after the grant date. All Options granted to Non-employee Directors will be NQSO's.

RESTRICTED STOCK AWARDS TO KEY EMPLOYEES

         Awards. Under the 1996 Plan, the Committee may make an award of restricted stock to eligible employees under the 1996 Plan subject to such terms and conditions (which need not be the same in each case) as determined by the Committee, including the period during which the restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered (the "Restricted Period").

         Vesting and Transferability Restrictions.   During the Restricted
Period certificates for Common Stock will be registered in the recipient's name but will be deposited with the Company and any distributions with respect to the shares of Common Stock subject to the restricted stock award will be retained by the Company until such time, if ever, as the restricted stock with
respect to which such retained distribution shall have become vested.   The
retained distributions will not bear interest or be segregated in separate accounts. The recipient will not be entitled to delivery of the stock certificate or certificates representing the restricted stock until the restrictions applicable thereto have expired and the recipient may not sell, assign, transfer, pledge, exchange, encumber or dispose of (other than by will or by the applicable laws of descent and distribution) the restricted stock or any retained distributions therefor during the Restricted Period.

         The Committee may determine the vesting restrictions with respect to each award of restricted stock; provided that any restricted stock award that is granted to an employee who is then subject to the reporting and short-swing profit provisions of Section 16 of the Securities Exchange Act of 1934 and the rules thereunder will vest no earlier than six months following the date on which the restricted stock is deemed awarded for purposes of such provisions.

         If an Award recipient's status as an employee of the Company or its subsidiary, as applicable, terminates for Cause (as defined in the 1996 Plan), any of his restricted stock awards that are not then vested will be forfeited.

         In the event a Change of Control occurs, all restricted stock awards outstanding on the date of the Change of Control will become immediately and fully vested.

         Rights as a Stockholder. Restricted stock will constitute issued and outstanding Common Stock for all corporate purposes. Subject to the terms of the 1996 Plan and the recipient's agreement with respect to the Award, the recipient will have the right to vote the restricted stock awarded to such recipient and to receive and retain all regular cash dividends, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such restricted stock.

FEDERAL INCOME TAX CONSEQUENCES - OPTIONS

         Under current interpretations of the Code, the grant of an ISO to an Optionee will not result in any income tax consequences to the Optionee. Generally the exercise of an ISO will not result in any income tax consequences to an Optionee if the ISO is exercised by the Optionee during his employment with the Company or a subsidiary or within a specified period after termination of employment due to death, retirement for age or disability under then established rules of the Company or severance for disability. However, the excess of the fair market value of the acquired shares as of the date of exercise over the option price may constitute income for purpose of the Optionee's alternative minimum tax computation. An Optionee who sells shares acquired pursuant to the exercise of an ISO after the expiration of two years from the date of grant of the ISO and at least one year after the transfer of the ISO shares (the "Waiting Period") will generally recognize long term capital gain or loss on such sale. An Optionee who sells his ISO shares prior to the expiration of the Waiting Period (an "Early Disposition") generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any of (a) the lesser of (i) the fair market value of the shares as of the date of exercise and (ii) the amount realized on the sale, over (b) the option price. Any additional amount realized on an Early Disposition should be treated by the Optionee as short or long term capital gain, depending on the Optionee's holding period for the shares. If the shares are sold for less than the option price, the Optionee will not recognize any ordinary income but will recognize a short or long term capital loss, depending on the holding period. Absent an Early Disposition, the Company will not be entitled to a deduction either as a result of the grant of an ISO, the exercise of an ISO or the sale of ISO shares by the Optionee. If there is an Early Disposition of ISO shares, the Company will be able to deduct the amount of ordinary income recognized by the participant with respect to the sale.

         Under current interpretations of the Code, the grant of an NQSO, including a Non-employee Director Option, to an Optionee will not result in the recognition of any taxable income by the Optionee. An Optionee will generally recognize income at the date of exercise of an NQSO on the difference between
(a) the fair market value of the shares acquired pursuant to the exercise of the NQSO and (b) the exercise price of the NQSO. The Company should be entitled to a deduction in the same amount as the income recognized by an Optionee due to the exercise of an NQSO.

         In general, upon the surrender of an Option for a Cash Payment, the Optionee will recognize ordinary income in an amount equal to the Cash Payment and the Company will be entitled to a business expense deduction in the same amount.

         Under certain circumstances, the acceleration of the exercisability of Options granted under the 1996 Plan or the making of a Cash Payment in connection with a Change in Control of the Company might be deemed in whole or in part an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

FEDERAL INCOME TAX CONSEQUENCES - RESTRICTED STOCK.

          Under current interpretations of the Code, the recipient will recognize income as the Award vests. The Company should be entitled to a deduction for the income attributable to the restricted stock, subject to certain limitations that apply if the recipient's aggregate compensation is greater than $1 million. Although amounts in excess of $1 million may not, under certain circumstances, be deductible by the Company, the Company does not anticipate that any recipient's compensation will exceed the $1 million limit on deductions.

         Under certain circumstances, the acceleration of the vesting of the restricted stock granted under the 1996 Plan in connection with a Change in Control of the Company might be deemed in whole or in part an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Award recipient may be subject to a 20% excise tax and the Company may be denied a tax deduction.


SECTION 83(B) ELECTIONS BY EMPLOYEES

         The 1996 Plan provides that no employee may exercise the election permitted under Section 83(b) of the Code with respect to an Award without the written permission of the Treasurer of the Company. If the Treasurer of the Company permits such an election with respect to any Award, the Company will require the Award recipient to pay the Company an amount necessary to satisfy the Company's tax withholding obligation.

OPTIONS GRANTED SUBJECT TO STOCKHOLDER APPROVAL OF THE 1996 PLAN

         Subject to stockholder approval of the 1996 Plan, Options to purchase a total of 218,000 shares of Common Stock have been granted under the 1996 Plan to certain of the Company's officers. If the 1996 Plan is approved by the stockholders, 25% of such Options will be exercisable six months after the date of stockholder approval of the plan, with the remainder vesting in equal installments of 25% on each of the first three anniversary dates following the date of grant. The exercise price of such Options is $7.8125 per share, which was the Fair Market Value (as defined in the 1996 Plan) of the Common Stock on the date of grant. These Options will expire five years from the date of grant. The foregoing Options provide for the purchase of the following number of shares by the following persons and groups: Mr. Armstrong, 45,000 shares; Mr. Egg, 36,000 shares; Mr. Kramer 26,000 shares; Mr. McCarroll, 24,000 shares; Mr. Pefanis, 33,000 shares; and all executive officers as a group (eight persons), 218,000 shares.

ADDITIONAL INFORMATION

         No restricted stock or stock Options will be awarded under the 1996 Plan unless the plan is approved by the stockholders of the Company. If approved, future awards of restricted stock and stock options under the 1996 Plan will be subject to the discretion of the Compensation Committee. Therefore, benefits or amounts received by or allocated to the executive officers, current executive officers as a group, current directors who are not executive officers as a group, and all employees as a group, are not currently determinable.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL

         The Board of Directors of the Company has adopted the 1996 Plan. However, the 1996 Plan will not be effective unless the holders of at least a majority of the shares of Common Stock present in person or by proxy at the Meeting and entitled to vote thereon vote "FOR" the approval of the 1996 Plan. The enclosed form of proxy provides a means for stockholders to vote for the approval of the 1996 Plan, to vote against the approval of the 1996 Plan or to abstain from voting with regard to approval of the 1996 Plan. Each properly executed proxy received in time for the Meeting will be voted as specified therein. If a stockholder executes and returns a proxy but does not specify otherwise, the shares represented by such stockholder's proxy will be counted for approval of the 1996 Plan. Abstentions will be counted toward the calculation of a quorum but are not treated as either a vote for or against the proposal. Therefore, an abstention has the same effect as a vote against the proposal. Under Delaware law, any unvoted positions in brokerage accounts, while present for general quorum purposes, are not entitled to vote.
Therefore, such unvoted shares will have no effect on the outcome of the vote on the 1996 Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 1996 PLAN.

                                   AUDITORS

      The Board has selected Price Waterhouse as the Company's independent accountants for 1996. Price Waterhouse is an international accounting firm and has audited the Company's financial statements since 1977.

      A representative of Price Waterhouse will be present at the Meeting, will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions from stockholders.


                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

      Proposals of stockholders intended to be presented at the Company's 1997 Annual Meeting must be received by the Company's Secretary on or before December 23, 1996, to be considered for inclusion in the Company's proxy statement and form of proxy for such meeting.

                                     By Order of The Board of Directors,



                                     Michael R. Patterson
                                     Vice President, General Counsel & Secretary

April 19, 1996

                                   APPENDIX A
                             PLAINS RESOURCES INC.
                           1996 STOCK INCENTIVE PLAN


1.               Purpose.

                 The purpose of this 1996 Stock Incentive Plan is to strengthen Plains Resources Inc. by providing a performance incentive and to encourage stock ownership by its officers, employees and directors, thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise and encouraging them to remain in the employ or service of the Company. It is intended that this purpose be achieved by extending to officers, employees and directors of the Company an added long-term incentive for high levels of performance and unusual efforts through the grant to officers and employees of options to purchase shares of the Company's common stock and the grant to officers, employees and directors of shares of the Company's common stock under this Plan.

2.               Administration.

                 2.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a Disinterested Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the full extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

                 2.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to determine those Eligible Employees to whom Awards shall be granted under the Plan and the number of Incentive Stock Options, Nonqualified Stock Options and/or Shares to be granted to each Eligible Employee; to prescribe the terms and conditions (which need not be identical) of each Award, including the purchase price per Share subject to each Option; and to make any amendment or modification to any Agreement consistent with the terms of the Plan;

                 2.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

                 (a) to construe and interpret the Plan and the Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Award recipients and all other persons having any interest therein;

                 (b) to determine the duration and purposes for leaves of absence which may be granted to an Award recipient on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                 (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

                 (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

3.       Stock Subject to the Plan and Awards.

         3.1 The maximum number of Shares with respect to which Awards may be granted under the Plan is 1,500,000 Shares (or the number and kind of shares of stock or other securities to which such Shares are adjusted upon a Change in Capitalization pursuant to Section 6 or 7) and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

         3.2 Whenever any outstanding Award or portion thereof expires, is cancelled or is otherwise terminated for any reason (other than upon the surrender of the Option pursuant to Section 5.5 hereof), the Shares allocable to the cancelled or otherwise terminated Award or portion thereof may again be the subject of Awards granted hereunder.

4.       Option Grants for Eligible Employees.

         4.1 Authority of Committee. The Committee shall have full and final authority to select those Eligible Employees who will receive Options, the terms and conditions of which shall be set forth in Agreements; provided, however, that no Eligible Employee shall receive any Incentive Stock Options unless he is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

         4.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement, provided that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

         4.3 Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

         4.4 Vesting. Subject to Section 5.5 hereof, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

         4.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's written consent.

         4.6 Restriction. With respect to Optionees subject to Section 16(b) of the Exchange Act, no Shares acquired upon exercise of an Option may be disposed of before six (6) months from the date the Option is granted.

         4.7 Maximum Value of Stock Subject to Options That are Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee in any calendar year (under this Plan and any other incentive stock option plan(s) of the Company and any Parent or Subsidiary) exceeds $100,000, the Options shall be treated as Nonqualified Stock Options. In making this determination, Options shall be taken into account in the order in which they were granted.

5.       Terms and Conditions Applicable to All Options.

         5.1 Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee. Any attempted sale, assignment, pledge or emcumbrance of an Option, other than a transfer by will or the laws of descent and distribution, shall be void and the Company shall not be bound thereby.

         5.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise, as determined by the Committee in its discretion, by any one or a combination of the following: (i) cash or (ii) upon such terms and conditions as determined by the Committee, transferring to the Company Shares owned by the Optionee for a period of at least six (6) months prior to the exercise of the Option. The written notice pursuant to this Section 5.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

         5.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until
(i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and
(iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

         5.4     Termination of Employment.

                 (a) If an Optionee's employment terminates for any reason other than Cause, the Option shall be exercisable following the Optionee's termination of employment as determined by the Committee and as set forth in the Agreement but only to the extent that the Option or portion thereof was exercisable on the date of termination.

                 (b) If an Optionee's employment terminates for Cause, the Option shall terminate immediately and no rights thereunder may be exercised.

         The Committee may, at the time an Option is granted, or at any time thereafter, in its sole discretion, provide that the exercisability of the Option shall, in whole or in part, be accelerated to the date of the Optionee's termination of employment. In no event may any Option be exercised by anyone after the expiration of the term of the Option, nor may any action taken by the Committee hereunder decrease the term of any Option to a period less than that provided for in the Agreement. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company will be final.

         5.5 Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control, (i) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable and (ii) any Optionee will be permitted to surrender for cancellation within ninety (90) days after such Change in Control, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in the amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered; provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under
Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the ninety (90) day period commencing upon the expiration of six (6) months from the date of grant of any such Option and to receive the amount determined under this Section 5.5.

         5.6     Withholding of Taxes.

                 (a) The Company shall have the right to deduct from any distribution of cash to any Optionee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option. If an Optionee is entitled to receive Shares upon exercise of an Option, the Optionee shall pay the Withholding Taxes to the Company prior to the issuance of such Shares. In satisfaction of the Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option having an aggregate Fair Market Value, on the date of exercise, equal to the Withholding Taxes, provided that in respect of an Optionee who may be subject to liability under Section 16(b) of the Exchange Act either (i) (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statements of earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period or (ii) (A) the Tax Election is made at least six (6) months prior to the date the Option is exercised and (B) the Tax Election is irrevocable with respect to the exercise of all Options which are exercised prior to the expiration of six (6) months following an election to revoke the Tax Election. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions in the preceding sentence or impose such other restrictions or limitations on

Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

                 (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

6.       Adjustment Upon Changes in Capitalization.

         6.1 Subject to Section 7, in the event of a Change in Capitalization which results in a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of Shares outstanding, without the Company receiving compensation therefor in money, services or property, the number, class and per share price of Shares subject to outstanding Options shall be appropriately adjusted in such a manner as to entitle Optionees to receive, upon exercise of their Options, for the same aggregate cash consideration, the same total number and class or classes of Shares as they would have received had they exercised their Option in full immediately prior to the event requiring the adjustment. In addition, in the event of any Change in Capitalization (including a Change in Capitalization described in the preceding sentence), the Committee shall conclusively determine the appropriate adjustments (in addition to those described in the preceding sentence), if any, to the maximum number and class of Shares or other stock or securities with respect to which Awards may be granted under the Plan, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan and the purchase price of Options, if applicable.

         6.2 Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

         6.3 If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

7.       Effect of Certain Transactions.

         Subject to Section 5.5, in the event of (i) the liquidation or dissolution or the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, as the case may be, upon exercise of any Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share. In the event that, after a Transaction, there occurs any change of a type described in Section 16.6 hereof with respect to the shares of the surviving or resulting corporation, then adjustments similar to, and subject to the same conditions as, those in Section 6 hereof shall be made by the Committee.

8.       Option Grants for Non-employee Directors.

         8.1 Award. On the date of the Company's annual meeting at which the Non-employee Director is elected or reelected to serve, each Non-employee Director shall be granted a Nonqualified Stock Option to purchase 10,000 Shares, provided that the Plan is in effect on that day.

         8.2 Restriction. No Shares transferred to a Non-employee Director pursuant to the exercise of a Nonqualified Stock Option granted under Section
8.1 may be disposed of by him before six (6) months after the date the Option is granted.

         8.3 Purchase Price. The purchase price per Share under a Nonqualified Stock Option granted pursuant to Section 8.1 shall be 100% of the Fair Market Value of a Share on the date the Option is granted.

         8.4     Duration.  Each Nonqualified Stock Option granted pursuant to
Section 8.1 shall expire five (5) years from the date it is granted.

         8.5 Other Terms and Conditions. The provisions of Section 5 shall apply to all Options granted pursuant to Section 8.1.

         8.6 Amendment. Notwithstanding the provisions of Section 10 hereof, the terms of this Section 8 shall not be amended more than once every six months, other than to comport with the changes in the Code, or the rules under the Code.

9.       Restricted Stock Awards.

         9.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Restricted Stock Awards, the terms and conditions of which shall be set forth in Agreements.

         9.2 Transferability Restrictions and Stockholder Rights With Respect to Restricted Stock. Except as provided herein, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered during a Restricted Period. Any attempted sale, assignment, transfer, pledge or encumbrance of Restricted Stock in violation of this Plan shall be void and the Company shall not be bound thereby. During the Restricted Period, certificates representing the Restricted Stock and any Retained Distributions shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock (and any such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in this Plan and the applicable Agreement. Such certificates shall be deposited by the recipient with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that are forfeited in accordance with this Plan and the applicable Agreement. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Subject to the terms of this Plan and the Agreement with respect to the Award, the recipient shall have the right to vote the Restricted Stock awarded to such recipient and to receive and retain all regular cash dividends, and to exercise all other rights, powers and privileges of a holder of Common Stock, with respect to such Restricted Stock, with the exception that (i) the recipient shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the restrictions applicable thereto shall have expired, (ii) the Company shall retain custody of all Retained Distributions made or declared with respect to the Restricted Stock (and such Retained Distributions shall be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained

Distributions shall not bear interest or be segregated in separate accounts and
(iii) the recipient may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restricted Period. Nothing in this Section shall prevent transfers by will or by the applicable laws of descent and distribution.

         9.3 Vesting of Restricted Stock. Restricted Stock Awards shall be subject to such vesting restrictions, if any, as the Committee shall determine in its sole discretion; provided that any Restricted Stock Award that is granted to an Employee who is then subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act and the rules thereunder shall vest no earlier than six months following the date on which the Restricted Stock is deemed awarded for purposes of such provisions.

         9.4 Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control, all Restricted Stock Awards outstanding on the date of such Change in Control shall become immediately and fully vested.

         9.5 Consequence of Vesting. Subject to Section 13.5, when shares of Restricted Stock become vested, the Restricted Period shall be terminated as to those shares, and the Company shall deliver to the Restricted Stock Award recipient (or his estate, if applicable) a certificate representing those Shares and all Retained Distributions made or declared with respect to those Shares, reduced as necessary to satisfy the Company's tax withholding obligation.

         9.6 Forfeiture for Cause. Notwithstanding any other provision of this Plan, if the Committee finds that the Restricted Stock Award recipient's employment terminated for Cause, any of his Restricted Stock Awards that are not then vested will be forfeited. The decision of the Committee as to the cause of an Award recipient's discharge and the damage done to the Company will be final.

         9.7 Withholding of Taxes. The Company shall meet its tax withholding obligations under the Code and applicable state or local law arising upon the vesting of Restricted Stock by delivering to the Restricted Stock recipient (or his estate, if applicable) a reduced number of Shares in the manner specified herein. At the time of vesting of shares of Restricted Stock, the Company shall (i) calculate the amount of withholding tax due on the assumption that all such vested shares of Restricted Stock are made available for delivery, (ii) reduce the number of such Shares made available for delivery so that the Fair Market Value of the Shares withheld on the vesting date approximates the amount of tax the Company is obliged to withhold and (iii) in lieu of the withheld shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Award recipient, in the amount of the withholding tax due. The Company shall withhold only whole Shares to satisfy its withholding obligation. Where the Fair Market Value of the withheld Shares does not equal the Company's withholding tax obligation, the Company shall withhold Shares with a Fair Market Value slightly in excess of the amount of its withholding obligation and shall remit the excess cash to the Restricted Stock Award recipient (or his estate, if applicable) with the Shares of Common Stock made available for delivery. The withheld Shares of Restricted Stock not made available for delivery by the Company shall be retained as treasury stock or will be cancelled and, in either case, the recipient's right, title and interest in such Restricted Stock shall terminate.

10.      Termination and Amendment of the Plan.

         10.1 The Plan shall terminate on May 23, 2001, and no Awards may be granted thereafter. The Board may sooner terminate or, except as otherwise provided, amend the Plan at any time and from time to time; provided, however, that to the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months after the date of adoption of such amendment.

         10.2 Except as provided in Sections 6 and 7 hereof, rights and obligations under any Award granted before any amendment or termination of the Plan shall not be adversely altered or impaired by such amendment or termination, except with the consent of the Award recipient, nor shall any amendment or termination deprive any Award recipient of any Shares which he may have acquired through or as a result of the Plan.

11.      Non-Exclusivity of the Plan.

         The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and shares otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

12.      Limitation of Liability.

         As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                          (i)     give any person any right to be granted an
Award other than at the sole discretion of the Committee;

                          (ii)    give any person any rights whatsoever with
respect to Shares except as specifically provided in the Plan or any Agreement;

                          (iii)   limit in any way the right of the Company to
terminate the employment of any person at any time; or

                          (iv)    be evidence of any agreement or
understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

13.      Regulations and Other Approvals; Governing Law.

         13.1 This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

         13.2 The obligation of the Company to sell or deliver Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         13.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

         13.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

         13.5 Each Award is subject to the requirement that, if at any time the Committee determines, in its good faith discretion, the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be granted or payment made or Shares issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee. Notwithstanding any other provision herein to the contrary, if within ten (10) days preceding the expiration date of an Option, the Company is unable to issue Shares thereunder, the expiration date of said Option shall be extended and written notice given to the Optionee (at least seven (7) days prior to the expiration date) of such extension so as to provide a reasonable opportunity for the Optionee to exercise the Option; provided, however, in no event shall such extension exceed the period during which the Company was unable to issue Shares under the Option plus ten (10) days.

         13.6 The Company will use its best efforts to effect and maintain the registration under the Securities Act of 1933, as amended (the "Securities Act"), of all Shares which may be awarded pursuant to the Plan and all Shares issuable upon the exercise of an Option granted pursuant to the Plan.

         13.7 Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares upon exercise of an Option or upon the awarding of Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

14.      Miscellaneous.

         14.1 Multiple Agreements. The terms of each Award may differ from other Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Awards previously granted to that Eligible Employee.

         14.2 Section 83(b) Elections. No Eligible Employee shall exercise the election permitted under Section 83(b) of the Code with respect to an Award without written approval of the Treasurer of the Company. If the Treasurer permits such an election with respect to any Award, the Company shall require the Award recipient to pay the Company an amount necessary to satisfy the Company's tax withholding obligation.

15.      Effective Date.

         The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative votes of the holders of a majority of the Company's Common Stock present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of such adoption.

16.      Definitions.  For purposes of the Plan:

         16.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

         16.2 "Agreement" means the written agreement between the Company and an Award recipient evidencing the grant of an Award and setting forth the terms and conditions thereof.

         16.3 "Award" shall mean an Option (which may be designated as an Incentive Stock Option or a Nonqualified Stock Option) or a Restricted Stock Award granted under this Plan.

         16.4    "Board" means the Board of Directors of the Company.

         16.5 "Cause" means (i) the willful engaging by the Award recipient in gross misconduct resulting in demonstrable material injury to the Company, or (ii) the nonappealable conviction of the Award recipient of a felony involving moral turpitude. For purposes of this definition, no act or failure to act on the Award recipient's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his act or omission was in the best interest of the Company or otherwise likely to result in no material injury thereto.

         16.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, public offering, private placement, change in corporate structure or otherwise.

         16.7 A "Change in Control" means the occurrence during the term of the Plan of:

                          (i)     The "acquisition" by any "Person" (as the
term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of any securities of the Company which generally entitles the holder thereof to vote for the election of directors of the Company (the "Voting Securities") which, when added to the Voting Securities then "Beneficially Owned" by such person, would result in such Person "Beneficially Owning" twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (a) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (b) acquires the Voting Securities directly from the Company; (c) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities solely as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person; (d) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); (e) acquires Voting

Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii)(a) below); or (f) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities as a result of a transaction approved by a majority of the Incumbent Board (as defined in paragraph (ii) below); or

                          (ii)    The individuals who, as of February 8, 1996,
are members of the Board of Directors of the Company (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board of Directors of the Company; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                          (iii)   Approval by stockholders of the Company of:

                          (a)     A merger, consolidation or reorganization
involving the Company (a "Business Combination"), unless

                                  (1)      the stockholders of the Company,
immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least seventy-five percent (75%) of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

                                  (2)      the individuals who were members of
the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least two-thirds of the members of the Board of Directors of the Surviving Corporation, and

                                  (3)      no Person (other than (x) the
Company or any Controlled Entity, (y) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or (z) any Person who, immediately prior to the Business Combination, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a transaction described in this subparagraph (a) (1), (2) or (3) shall be referred to as a "Non-Control Transaction");

                          (b)     A complete liquidation or dissolution of the
Company; or

                          (c)     An agreement for the sale or other
disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controlled Entity).

         Notwithstanding the foregoing, if an Eligible Employee's employment is terminated and the employee reasonably demonstrates that such termination (x) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (y) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes hereof, the date of a Change in Control with respect to the Eligible Employee shall mean the date immediately prior to the date of such termination of employment.

         A Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

         16.8    "Code" means the Internal Revenue Code of 1986, as amended.

         16.9 "Committee" means a committee consisting of at least two (2) Disinterested Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

         16.10   "Company" means Plains Resources Inc.

         16.11 "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days or which the Committee determines constitutes a Disability.

         16.12 "Disinterested Director" means a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

         16.13 "Eligible Employee" means any officer, the Chairman of the Board, or any employee of the Company or a Subsidiary.

         16.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         16.15 "Fair Market Value" on any date means the closing sale price per Share on the day before such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on the day before such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on the day before such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 422 of the Code.

         16.16 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

         16.17 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

         16.18 "Non-employee Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

         16.19 "Option" means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them.

         16.20 "Optionee" means a person to whom an Option has been granted under the Plan.

         16.21 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

         16.22   "Plan" means the Plains Resources Inc. 1996 Stock Incentive
Plan.

         16.23 "Restricted Period" shall mean the period designated by the Committee during which Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered.

         16.24 "Restricted Stock" shall mean those Shares issued pursuant to a Restricted Stock Award that are subject to the restrictions, terms, and conditions set forth in this Plan and any related Agreement.

         16.25 "Restricted Stock Award" shall mean an award of Restricted Stock pursuant to Section 9 hereof.

         16.26 "Retained Distributions" shall mean any securities or other property (other than regular cash dividends) distributed by the Company in respect of Restricted Stock during any Restricted Period.

         16.27 "Shares" means the common stock, par value $.10 per share, of the Company.

         16.28 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

         16.29 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

         16.30 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

PROXY                           PLAINS RESOURCES INC.                      PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Phillip D. Kramer and Michael R. Patterson, and each of them, as Proxies with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Plains Resources Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held in the Highland Room of the Four Seasons Hotel, Houston, Texas, on May 23, 1996, at 10:00 a.m. local time, and any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS   [ ]   FOR ALL NOMINEES LISTED BELOW (EXCEPT AS
                                 MARKED TO THE CONTRARY BELOW)

                           [ ]  WITHHOLD FOR ALL NOMINEES LISTED BELOW

  INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                 STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE FOLLOWING LIST:

      GREG L. ARMSTRONG, ROBERT A. BEZUCH, TOM H. DELIMITROS,
          WILLIAM M. HITCHCOCK, DAN M. KRAUSSE, JOHN H. LOLLAR,
          ROBERT V. SINNOTT AND J. TAFT SYMONDS

2. APPROVAL OF PLAINS RESOURCES INC. 1996 STOCK INCENTIVE PLAN
               [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                 (Continued and to be signed on the other side)





                        (Continued from the other side)
In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                             Please sign exactly as your name appears on the left. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such; if signing for corporation, sign in full corporate name by authorized officer; and if signing for a partnership, sign in the partnership name by authorized person. When shares are in the names of more than one person, each should sign.

                             Date:____________________________, 1996.
                             ________________________________________
                             ________________________________________
                             Signature(s) of Stockholder(s)

                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.